THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            ------------
             COMMON STOCKS--98.0%
             AUTOMOTIVE: PARTS AND ACCESSORIES--2.2%
     30,000  Brad Ragan Inc.+ ......................   $    870,000
     35,000  Echlin Inc. ...........................      1,227,183
    142,000  Federal-Mogul Corp. ...................      5,271,750
     92,225  Handy & Harman.........................      2,109,647
     50,000  Johnson Controls Inc. .................      2,478,125
     50,000  Quaker State Corp. ....................        853,125
                                                       ------------
                                                         12,809,830
                                                       ------------
             AVIATION: PARTS AND SERVICE--0.6%
    167,000  Coltec Industries Inc.+................      3,611,375
                                                       ------------
             BROADCASTING--11.1%
    100,000  Ackerley Group Inc. ...................      1,806,250
    520,192  Chris-Craft Industries Inc. ...........     27,407,616
     80,000  Gray Communications Systems
               Inc., Class B........................      2,000,000
    515,000  Grupo Televisa SA, GDR+................     18,443,438
    110,000  Liberty Corp. .........................      4,977,500
     60,000  LIN Television Corp.+..................      2,797,500
    195,000  Paxson Communications Corp.,
               Class A+.............................      2,266,875
     18,500  United Television Inc. ................      1,928,625
                                                       ------------
                                                         61,627,804
                                                       ------------
             BUSINESS SERVICES--0.9%
    126,000  Berlitz International Inc.,
               New+.................................      3,346,875
    150,000  Nashua Corp.+..........................      1,715,625
                                                       ------------
                                                          5,062,500
                                                       ------------
             CABLE--13.6%
    300,000  Cablevision Systems Corp., Class A+....     18,825,000
    180,000  Gaylord Entertainment Co., Class A.....      4,646,250
    301,429  TCI Ventures Group.....................      6,216,973
    550,771  Tele-Communications Inc., Class A+.....     11,290,806
    636,000  Tele-Communications Inc./Liberty
               Media Group, Class A+................     19,040,250
    700,000  US WEST Media Group+...................     15,618,750
                                                       ------------
                                                         75,638,029
                                                       ------------
             COMMUNICATIONS EQUIPMENT--0.7%
     33,000  Northern Telecom Ltd. .................      3,429,938
     30,000  Scientific-Atlanta Inc. ...............        678,750
                                                       ------------
                                                          4,108,688
                                                       ------------
             CONSUMER PRODUCTS--3.6%
    330,000  Carter-Wallace Inc. ...................      5,445,000
     40,000  Fortune Brands Inc. ...................      1,347,500
     90,000  Gallaher Group plc, ADR+...............      1,726,875
    200,000  General Cigar Holdings Inc.+...........      5,775,000
     47,000  Ralston Purina Group...................      4,159,500
     41,700  Syratech Corp.+........................      1,438,650
                                                       ------------
                                                         19,892,525
                                                       ------------
             CONSUMER SERVICES--2.5%
    250,000  HSN Inc.+..............................     10,156,250
    150,000  Ticketmaster Group Inc.+...............      3,487,500
                                                       ------------
                                                         13,643,750
                                                       ------------

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            ------------
             DIVERSIFIED INDUSTRIAL--1.9%
     22,000  Honeywell Inc. ........................   $  1,478,125
    115,000  ITT Industries Inc. ...................      3,816,563
    217,500  Katy Industries Inc. ..................      3,915,000
     55,000  Lamson & Sessions Co.+.................        422,813
    300,000  Tyler Corp.+...........................      1,031,250
                                                       ------------
                                                         10,663,751
                                                       ------------
             ENERGY--2.1%
     40,000  Pennzoil Co. ..........................      3,187,500
    119,000  Southwest Gas Corp. ...................      2,335,375
    100,000  Tejas Gas Corp.+.......................      6,006,250
                                                       ------------
                                                         11,529,125
                                                       ------------
             ENTERTAINMENT--9.6%
    145,660  Ascent Entertainment Group Inc.+.......      1,675,090
     35,000  GC Companies Inc.+.....................      1,505,000
    530,000  Time Warner Inc. ......................     28,719,375
    690,000  Viacom Inc., Class A+..................     21,691,875
                                                       ------------
                                                         53,591,340
                                                       ------------
             EQUIPMENT AND SUPPLIES--6.6%
     45,000  Aeroquip-Vickers Inc. .................      2,205,000
    100,000  AMP Inc. ..............................      5,356,250
     50,000  Ampco-Pittsburgh Corp. ................        937,500
     37,000  Deere & Co. ...........................      1,988,750
    130,000  Gerber Scientific Inc. ................      3,144,375
     10,000  IDEX Corp. ............................        343,750
     85,000  Ingersoll-Rand Co. ....................      3,660,313
    110,000  Navistar International Corp.+..........      3,038,750
    132,000  Pittway Corp., Class A.................      8,571,750
     70,000  Sequa Corp., Class A+..................      4,033,750
     23,000  Sequa Corp., Class B+..................      1,443,250
     53,000  Smith (A.O.) Corp. ....................      2,100,025
                                                       ------------
                                                         36,823,463
                                                       ------------
             FINANCIAL SERVICES--1.2%
     50,000  American Express Co. ..................      4,093,750
     45,000  Lehman Brothers Holdings Inc. .........      2,413,125
                                                       ------------
                                                          6,506,875
                                                       ------------
             FOOD AND BEVERAGE--4.1%
    230,000  Quaker Oats Co. .......................     11,586,250
     60,000  Seagram Co. Ltd. ......................      2,115,000
    330,000  Whitman Corp. .........................      8,992,500
                                                       ------------
                                                         22,693,750
                                                       ------------
             HEALTH CARE--0.8%
    200,000  IVAX Corp.+............................      2,350,000
     20,000  Rhone-Poulenc Rorer Inc. ..............      1,933,750
                                                       ------------
                                                          4,283,750
                                                       ------------
             HOTELS AND GAMING--5.5%
    450,000  Aztar Corp.+...........................      3,318,750
    145,000  Circus Circus Enterprises Inc.+........      3,652,188
    300,000  ITT Corp., New+........................     20,325,000
    110,000  Mirage Resorts Inc.+...................      3,313,750
                                                       ------------
                                                         30,609,688
                                                       ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
             COMMON STOCKS (CONTINUED)
             METALS AND MINING--1.1%
     50,000  Barrick Gold Corp.....................    $  1,237,500
    165,000  Echo Bay Mines Ltd. ..................         938,438
     70,000  Homestake Mining Co. .................       1,071,875
     70,000  Placer Dome Inc. .....................       1,338,750
    470,000  Royal Oak Mines Inc.+.................       1,321,875
                                                       ------------
                                                          5,908,438
                                                       ------------
             PUBLISHING--18.2%
    210,000  Golden Books Family
               Entertainment Inc.+.................       2,336,250
     90,000  Harcourt General Inc. ................       4,460,625
     55,000  McGraw-Hill Companies Inc. ...........       3,722,813
  2,100,000  Media General Inc., Class A...........      83,212,500
    235,000  Meredith Corp. .......................       7,784,375
                                                       ------------
                                                        101,516,563
                                                       ------------
             REAL ESTATE--1.8%
    390,000  Catellus Development Corp.+...........       8,092,500
    100,000  Griffin Land & Nurseries Inc.+........       1,712,500
                                                       ------------
                                                          9,805,000
                                                       ------------
             RETAIL--2.5%
     23,000  Burlington Coat Factory
               Warehouse Corp.+....................         485,875
     92,000  Giant Food Inc., Class A..............       2,995,750
     35,000  Hartmarx Corp.+.......................         301,875
    102,400  Lillian Vernon Corp. .................       1,734,400
    260,000  Neiman Marcus Group Inc.+.............       8,320,000
                                                       ------------
                                                         13,837,900
                                                       ------------
             SPECIALITY CHEMICAL--0.7%
     95,000  Ferro Corp. ..........................       3,627,813
                                                       ------------
             TELECOMMUNICATIONS--1.8%
     15,000  Aliant Communications Inc. ...........         363,750
     75,000  C-TEC Corp.+..........................       3,750,000
    150,000  Southern New England
               Telecommunications Corp. ...........       6,140,625
                                                       ------------
                                                         10,254,375
                                                       ------------

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
             WIRELESS COMMUNICATIONS--4.9%
    400,000  Century Telephone Enterprises Inc. ...    $ 17,600,000
     70,000  COMSAT Corp., Series 1................       1,666,875
     40,000  Loral Space & Communications
               Ltd.+...............................         825,000
    150,000  TCI Satellite Entertainment
               Inc., Class A+......................       1,134,375
    250,000  Telecom Italia Mobile SpA.............         992,092
    112,000  Telephone and Data Systems
               Inc. ...............................       5,040,000
                                                       ------------
                                                         27,258,342
                                                       ------------
TOTAL COMMON STOCKS................................     545,304,674
                                                       ------------
             PREFERRED STOCK--0.5%
             PUBLISHING--0.5%
    157,750  News Corp. Ltd., Sponsored ADR
               Preference Shares...................       2,829,641
                                                       ------------
 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BOND--0.1%
             ENTERTAINMENT--0.1%
   $497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/06..................         495,136
                                                       ------------
TOTAL INVESTMENTS
  (Cost $350,886,411)(a)..................   98.6%      548,629,451
OTHER ASSETS AND LIABILITIES (NET)........    1.4         7,812,009
                                             ----      ------------

NET ASSETS
  (35,383,670 shares outstanding).........  100.0%     $556,441,460
                                            -----      ------------


NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE.........................                   $15.73
                                                             ======
MAXIMUM OFFERING PRICE PER SHARE
  ($15.73/.945, BASED ON MAXIMUM SALES
  CHARGE OF 5.5% OF THE OFFERING PRICE
  AT SEPTEMBER 30, 1997)..................                   $16.65
                                                             ======

------------------------------
(a) Aggregate cost for Federal tax purposes was $351,223,579. Net unrealized appreciation for Federal tax purposes was $197,405,872 (gross unrealized appreciation was $203,696,546 and gross unrealized depreciation was $6,290,674).
+   Non-income producing security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                                   by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Robert J. Morrissey
Chairman and Chief                         Attorney-at-Law
Investment Officer                         Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                             Karl Otto Pohl
President                                  Former President
Bill Callaghan Associates                  Deutsche Bundesbank

Felix J. Christiana                        Anthony R. Pustorino
Former Senior Vice President               Certified Public Accountant
Dollar Dry Dock Savings Bank               Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                                    OFFICERS

Mario J. Gabelli, CFA                      Bruce N. Alpert
President and Chief                        Chief Operating Officer,
Investment Officer                         Vice President and
                                           Treasurer

James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                       TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                     [PHOTOGRAPH OF MAN]
THE
GABELLI
VALUE
FUND
INC.

THIRD QUARTER REPORT
  SEPTEMBER 30, 1997

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997



TO OUR SHAREHOLDERS,

     In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies such as Coca-Cola, Gillette, and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were well rewarded for our efforts.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1997, the Gabelli Value Fund's total return was 11.5%. The Standard & Poor's (S&P) 500, Value Line Composite and Russell 2000 Index had returns of 7.5%, 12.7% and 14.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 36.5% year-to-date. The S&P 500, Value Line Composite and Russell 2000 rose 29.6%, 29.9% and 26.6%, respectively, over the same nine month period.

     For the five year period ended September 30, 1997, the Fund's return averaged 22.0% annually, versus average annual returns of 20.8%, 20.4% and 20.5% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through September 30, 1997, the Fund has a total return of 217.7%, which equates to an average annual return of 15.5%.

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Value Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


                                                                       [Triangle
                                                                        artwork]

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------------------
                                                  QUARTER
                           ---------------------------------------------------
                            1st            2nd            3rd          4th          Year

1997: Net Asset Value....  $11.63        $14.11        $15.73          --            --

      Total Return.......     1.0%         21.3          11.5%         --            --

1996: Net Asset Value....  $12.88        $13.08        $12.63        $11.52        $11.52

      Total Return.......    10.9%          1.6%         (3.4)%         0.0%          8.7%

1995: Net Asset Value....  $11.41        $11.75        $12.81        $11.61        $11.61

      Total Return.......     8.8%          3.0%          9.0%          0.3%         22.5%

1994: Net Asset Value....  $11.37        $11.55        $12.43        $10.49        $10.49

      Total Return.......    (6.0)%         1.6%          7.6%         (2.7)%         0.0%

1993: Net Asset Value....  $11.15        $11.93        $13.92        $12.09        $12.09

      Total Return.......    10.1%          7.0%         16.7%          1.5%         39.4%

1992: Net Asset Value....  $10.40        $ 9.84        $10.04        $10.13        $10.13

      Total Return.......     9.7%         (5.4)%         2.0%          6.4%         12.7%

1991: Net Asset Value....  $ 9.51        $ 9.50        $ 9.57        $ 9.48        $ 9.48

      Total Return.......    11.8%         (0.1)%         0.7%          2.5%         15.3%

1990: Net Asset Value....  $ 9.23        $ 9.36        $ 8.19        $ 8.51        $ 8.51

      Total Return.......    (2.4)%         1.4%        (12.5)%         9.0%         (5.6)%

1989: Net Asset Value....     --            --            --         $ 9.58        $ 9.58

      Total Return.......     --            --            --            2.1%(b)       2.1%(b)


                                                                       Dividend History
                                                       -----------------------------------------------------
Average Annual Returns - September 30, 1997(a)         Payment (ex) Date  Rate Per Share  Reinvestment Price
------------------------------------------------       -----------------  --------------  ------------------
1 Year  .............................  36.5%           December 27, 1996      $ 1.110         $11.57
        .............................  28.9%(c)        December 27, 1995      $ 1.230         $11.56
5 Year  .............................  22.0%           December 30, 1994      $ 1.600         $10.49
        .............................  20.6%(c)        December 31, 1993      $ 2.036         $12.09
Life of Fund (b) ....................  15.5%           December 31, 1992      $ 0.553         $10.13
        .............................  14.7%(c)        December 31, 1991      $ 0.334         $ 9.48
------------------------------------------------       December 31, 1990      $ 0.420         $ 8.51
                                                       March 19, 1990         $ 0.120         $ 9.21
                                                       December 29, 1989      $0.0678         $ 9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

Deal Activity Surfaces Value

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the outstanding performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

                              1997 Completed Deals

     Fund Holding                                     1997 Closing Date           1997 % Return(a)
     ------------                                     -----------------           ----------------
     International Family Entertainment Inc.                9/5                         125.4%
     Delchamps Inc.                                         9/12                         54.2%

             Percentage Changes Through 9/30/97 For Announced Deals

     Current Fund Holdings                        Third Quarter Return (b)      Year-to-Date Return (b)
     ---------------------                        ------------------------      -----------------------
     Ticketmaster Group Inc.                               39.9%                         91.8%
     ITT Corp.                                             11.0%                         56.2%
     Gaylord Entertainment Co.                             11.9%                         12.8%
     LIN Television Corp.                                   5.7%                         10.4%

(a) Represents changes in share price and dividends paid from December 31, 1996 through the closing date.
(b) Represents changes in share price and dividends paid from the beginning of the period through September 30, 1997.

The Economy And The Stock Market: "Bear Watch"

     In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

Inflation Watch

     In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

Profit Taking

     Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long term, it is a positive for stocks. However, shorter term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply and demand profile stocks have enjoyed for the last several years.

Currency Turmoil - Asian Flu

     Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, worldwide stock markets would likely experience some vertigo.

Stormy Weather

     On the food front, El Nino, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

     Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Fund, which owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

INDEXING REVISITED

     In our first quarter 1997 report, we examined the phenomenon of S&P 500 Index fund investing and its impact on the market. In defending active management in general and our value style in particular, we voiced two concerns about S&P indexing. First, that valuations do matter and that the valuations for the mega-cap growth stocks, which have such a disproportionate influence on the capitalization weighted S&P, were more than a little rich. Second, that which goes up the most is most vulnerable to any change in investor perception.

     Our concerns were validated in August, when Coca-Cola (KO - $61.00 - NYSE) and Gillette (G - $86.3125 - NYSE) plummeted following warnings of modestly slowing growth. They took a few other large-cap market favorites with them, dragging the S&P 500 down 5.6% for the month. Broader market indices held relatively steady in August, with the mid-cap S&P 400 down just 0.1% and the Russell 2000 gaining 2.3%.

     Does this mean investors are abandoning blue chips with bloated valuations and once again focusing on the kind of fundamental values more readily available elsewhere? It's too early to tell. Coke, Gillette and many other mega-cap branded consumer goods companies have bounced off their lows, and despite still fanciful valuations, could regain momentum. Of importance, is that for the first time in years, investors got a taste of what can happen to the S&P 500 when something goes wrong for a few of its heav ily weighted component stocks. It may be more than just a coincidence that in the week ending September 24, there was a net outflow from S&P 500 Index funds for the first time in two years.

     We will continue to preach for our own church. Valuations do matter and, over time, investors who buy good companies at bargain prices will generate very attractive returns. Value investors may not outperform momentum players in an euphoric market environment like 1995-96; they should, however, excel in flat and down markets. The tortoise and the hare analogy is valid. We know who wins the race in the end.

CABLE TELEVISION NETWORKS: GET THEM WHILE THEY'RE HOT

     When we began accumulating cable television network companies, they were priced like straw hats in winter. Today, they are hot retail items. Within the last six months, Fox purchased International Family Entertainment, the Johnson family and Liberty Media (LBTYA - $29.9375 -NASDAQ) agreed to jointly buy BET Holdings Inc. (BTV - $52.875 - NYSE), Westinghouse (WX - $27.0625 - NYSE) announced the acquisition of The Nashville Network and Country Music Channel from Gaylord Entertainment (GET - $25.8125 - NYSE) and Seagram's (VO - $35.25 -
NYSE) negotiated the purchase of the other 50% of the USA Network from partner Viacom (VIA - $31.4375 -ASE). All of these deals are being done at cash flow multiples in the high teens. With the U.S. Supreme Court upholding "must carry" rules that require cable systems to air local network programming, entrenched cable networks are of increasing value to entertainment software producers and distributors, particularly in a "capacity" constrained cable world.

     Most of the smaller independent cable network companies are gone or going from our portfolio at very nice premiums to our purchase prices. MAY THEY REST IN PEACE. We still own major cable network operators such as Liberty Media (with stakes in The Discovery Channel, Court TV, Black Entertainment Television, QVC, Home Shopping Network, Liberty Sports Networks and Time Warner, a

"clearinghouse" of cable network properties), Viacom (MTV, VH1 and Nickelodeon), Time Warner (TWX - $54.1875 - NYSE) (CNN, CNBC, TNT and the new Cartoon Channel), Seagram's (soon to be 100% owner of the USA Network) and Cablevision Systems (CVC - $62.75 - ASE) (Rainbow cable network properties). With the exception of Liberty Media, these are not pure cable network plays. The relative success of their other businesses will have a material impact on their stock prices. However, we do not believe the full value of these companies' cable network operations are reflected in their current stock prices.

THE AUTO AFTER-MARKET: COMING TOGETHER

     The auto after-market industry has suffered in recent years as it worked off an extended inventory glut resulting from the elimination of middlemen in the distribution system. Today, that excess inventory is largely history. Parts makers like Echlin (ECH - $35.0625 - NYSE) and Federal Mogul (FMO - $37.125 -
NYSE) have restructured operations. They are entering a period of very easy earnings comparisons. They do relatively little foreign business, so they are not subject to the vicissitudes of currency swings. Finally, they are much less cyclical than most industrial companies. Yet, they trade at big price/earnings and price/cash flow discounts to the market. Investors have largely overlooked this industry group. If earnings come in as strong as we anticipate, it should attract investor attention.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $62.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision is also purchasing Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Century Telephone Enterprises Inc. (CTL - $44.00 - NYSE) is an incumbent local phone company based in Monroe, Louisiana with over 500,000 access lines in 14 states in the South and Midwest. Century Telephone also offers wireless service and Internet access. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. Now, with the $2.2 billion acquisition of Portland, Oregon-based Pacific Telecom, CTL is adding seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations are expected to nearly double Century's revenues. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier (CLEC) operations. In March, CTL surfaced some of the hidden value in its CLEC business with its agreement to sell Metro Access Networks (MAN) to Brooks Fiber Properties (BFPT - $46.6875 - NASDAQ) in exchange for approximately 12% of BFPT's common equity.

Chris-Craft Industries Inc. (CCN - $52.6875 - NYSE), through its 78% ownership of BHC Communications (BHC - $129.50 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $104.25 - NASDAQ), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. United Television has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.6 billion in cash and marketable securities.

[Chris-Craft, BHC and United Television Chart Graphic]

Grupo Televisa SA (TV - $35.8125 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $43.125 - NASDAQ) and Univision Communications (UVN - $54.25 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

ITT Corp. (ITT - $67.75 - NYSE) shareholders benefitted when Hilton Hotels won a surprise court ruling blocking ITT from splitting into three companies without a shareholder vote, breathing new life into Hilton's $11.5 billion attempt to take over the hotel and casino company. A U.S. District court ruled that ITT was violating its responsibility to shareholders by denying them a vote. The ruling gives Hilton another chance at winning its bid for ITT. Hilton offered $55 per share ($10.5 billion) in January. It raised that to $70 per share ($11.5 billion) in August. ITT called the offer inadequate. Instead, ITT announced in July it had a better plan to boost the value of its shares by separating its hotel and casino companies, technical schools and international phone book businesses, as well as buying back a quarter of its shares at $70 each ($2.1 billion) and nearly half its public debt for another $2 billion. Investors will now vote on slates of directors from both companies on November 12 to determine the fate of ITT's Sheraton hotels and Caesars casinos.

Media General Inc. (MEG'A - $39.625 - ASE), our largest holding representing 15% of our portfolio, is a Richmond, VA- based communications company that publishes 20 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, includi ng Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers. Through its hubris and thirst for "size", management has neglected its shareholders. We encourage management to stop overpaying for acquisitions and to focus cash flow on stock buybacks.

Time Warner Inc. (TWX - $54.1875 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

Tele-Communications Inc./Liberty Media Group (LBTYA - $29.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $16.375 - NASDAQ) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

US West Media Group (UMG - $22.3125 - NYSE) is an owner and operator of cellular, cable TV and telephone directory businesses in the United States and in various international markets. It recently announced its intentions, along with parent US West Communications, to effect a complete spin-off of UMG from US West Communications. This will result in the replacement of existing target stock with common stock. In the future, UMG is likely to seek transactions that reduce the leverage on its balance sheet and increase its scale in the cable TV industry in key markets.

Viacom Inc. (VIA - $31.4375 - ASE; VIA'B - $31.625 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Until the company divests of its publishing business and Blockbuster, Viacom will remain a loaded laggard. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

     We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the business day for further information.

     We thank you for your confidence in our investment abilities and will strive to preserve the assets you have entrusted to us. Sincerely,

                              Sincerely,
                              /s/ Mario J. Gabelli


                              MARIO J. GABELLI, CFA
                              Portfolio Manager and
                              Chief Investment Officer



October 25, 1997


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1997

Media General Inc.                     TCI/Liberty Media Group
Time Warner Inc.                       Cablevision Systems Corp.
Chris-Craft Industries Inc.            Grupo Televisa SA
Viacom Inc.                            Century Telephone Enterprises Inc
ITT Corp.                              US West Media Group

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                                   by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Robert J. Morrissey
Chairman and Chief                         Attorney-at-Law
Investment Officer                         Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                             Karl Otto Pohl
President                                  Former President
Bill Callaghan Associates                  Deutsche Bundesbank

Felix J. Christiana                        Anthony R. Pustorino
Former Senior Vice President               Certified Public Accountant
Dollar Dry Dock Savings Bank               Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                                    OFFICERS

Mario J. Gabelli, CFA                      Bruce N. Alpert
President and Chief                        Chief Operating Officer,
Investment Officer                         Vice President and
                                           Treasurer

James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                       TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                     [PHOTOGRAPH OF MAN]
THE
GABELLI
VALUE
FUND
INC.

THIRD QUARTER REPORT
  SEPTEMBER 30, 1997